Other Current Assets, Net	12 Months Ended
Dec. 31, 2024
Other Current Assets, Net [Abstract]
OTHER CURRENT ASSETS, NET

4. OTHER CURRENT ASSETS, NET

Other current assets mainly consist of the prepaid tax, the prepaid services for maintenance of online trading system, the advertising and promotional services, prepaid financial advisory and banking services, as well as other current assets.

	December 31, 2024	December 31, 2023
Deposit	$-	$5,557
Other current assets	-	6,829,212
Less: allowance for doubtful accounts	-	-
Subtotal	-	6,834,769
Less: Prepayment and other current assets, net – discontinued operations	-	-
Prepayment and other current assets, net	$-	$6,834,769

Other current assets comprise mainly consideration receivable amounting $6,438,507 with respect to the private placement of 699,838 shares issued to investors. The consideration is fully received in January 2024.

For the years ended December 31, 2024 and 2023, the Company did not provide for allowance for credit loss.